[TERRA LOGO]                                               Terra Industries Inc.
                                                               600 Fourth Street
                                                                   P.O. Box 6000
                                                       Sioux City, IA 51102-6000
                                                         www.terraindustries.com
================================================================================
                                      NEWS
================================================================================
For immediate release                                    Contact: Mark Rosenbury
                                                                  (712) 279-8756
                                                  mrosenbury@terraindustries.com


           TERRA NITROGEN COMPANY, L.P. REPORTS FIRST QUARTER RESULTS;
                           DECLARES CASH DISTRIBUTION

Sioux City, Iowa (April 28, 2005)--Terra Nitrogen Company, L.P. (TNCLP) (NYSE symbol: TNH) today reported net income of $17.2 million, or $.91 per limited partnership unit, on revenues of $105.9 million for the first quarter ended March 31, 2005. This compares with a net income of $12.0 million, or $.64 per unit, on revenues of $108.3 million for the 2004 first quarter. The profitability improvement was due to higher sales volumes and selling prices, partially offset by higher natural gas costs.

TNCLP also announced a cash distribution for the quarter ended March 31, 2005, of $.55 per limited partnership unit payable May 25, 2005, to holders of record as of May 9, 2005.

TNCLP's natural gas unit costs for the 2005 first quarter, net of about $3.9 million of cost increases from forward purchase contracts, were 21 percent higher than those incurred in the 2004 first quarter. Ammonia and nitrogen solutions selling prices for the 2005 first quarter were 10 and 19 percent higher, respectively, than 2004 first quarter selling prices. The higher prices were due mainly to an improved global nitrogen products supply/demand balance.

TNCLP's forward purchase contracts at March 31, 2005, fixed prices for about 29 percent of its next 12 months' natural gas requirements at about $1.0 million below the published forward market prices at that date.

Terra Nitrogen Company, L.P. is a leading manufacturer of nitrogen fertilizer products.

Information contained in this release, other than historical information, may be considered forward-looking. Forward-looking information reflects management's current views of future events and financial performance that involve a number of risks and uncertainties. The factors that could cause actual results to differ materially include, but are not limited to, the following: changes in financial markets, general economic conditions within the agricultural industry, competitive factors and price changes (principally nitrogen fertilizer selling prices and natural gas costs), changes in product mix, changes in the seasonality of demand patterns, changes in weather conditions, changes in governmental regulations and other risks described in the "Factors That Affect Operating Performance" section of TNCLP's current annual report on Form 10-K.

                                      # # #

Note: Terra Nitrogen Company, L.P. news announcements are also available on Terra Industries' web site, www.terraindustries.com.


                                 (Tables follow)

                                           TERRA NITROGEN COMPANY, L.P.
                                    CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                      (in thousands except per-unit amounts)
                                                    (unaudited)


                                                                       Three Months Ended
                                                                            March 31,
                                                                 ------------------------------
                                                                   2005                2004
                                                                 -----------       ------------

Product revenues                                                 $  105,742        $   108,213
Other income                                                            161                 71
                                                                 -----------       ------------

        Total revenues                                              105,903            108,284
                                                                 -----------       ------------

Cost of goods sold                                                   82,554             91,136
Depreciation and amortization                                         4,092              3,172
                                                                 -----------       ------------

        Total cost of sales                                          86,646             94,308
                                                                 -----------       ------------

        Total gross profit                                           19,257             13,976

Operating expenses                                                    2,278              2,173
Interest expenses--net                                                 (227)              (199)
                                                                 -----------       ------------

        Net income                                               $   17,206        $    12,002
                                                                 ===========       ============

Earnings per limited partnership unit                            $     0.91        $       0.64
                                                                 ===========       ============


The amount of net income allocable to the Limited Partners' interest is based on the Partnership's net income and the proportionate share of cash distributed to the Limited Partners and the General Partner.


NITROGEN VOLUMES AND PRICES
                                                           2005                               2004
                                              ----------------------------       ----------------------------
                                                 Sales            Average           Sales            Average
QUARTER                                         Volumes         Unit Price         Volumes         Unit Price
                                              (000 tons)        (per ton)*       (000 tons)        (per ton)*
                                              ----------        ----------       ----------        ----------

Ammonia                                            87              $300               81              $272
Nitrogen Solutions                                535               132              503               111
Urea                                                                                 122               182


* After deducting outbound freight costs.


                                           TERRA NITROGEN COMPANY, L.P.
                                       CONDENSED CONSOLIDATED BALANCE SHEETS
                                                  (in thousands)
                                                    (unaudited)


                                                                                    March 31,
                                                                     --------------------------------------
                                                                         2005                      2004
                                                                     ------------              ------------
ASSETS
       Cash and short-term investments                               $    89,651               $    48,480
       Accounts receivable                                                25,715                    21,720
       Inventories                                                        20,126                    27,946
       Other current assets                                               12,391                     5,826
                                                                     ------------              ------------

              Total current assets                                       147,883                   103,972

       Property, plant and equipment, net                                 79,918                    82,706
       Other assets                                                       13,550                     8,691
                                                                     ------------              ------------

             Total assets                                            $   241,351               $   195,369
                                                                     ============              ============


LIABILITIES
       Short-term note and current portion of long-term debt         $        59               $        58
       Accounts payable and accrued liabilities                            7,481                    10,562
       Customer prepayments                                               70,317                    38,241
                                                                     ------------              ------------
              Total current liabilities                                   77,857                    48,861

       Long-term debt                                                      8,200                     8,200
       Other liabilities                                                      22                     1,659
                                                                     ------------              ------------

              Total liabilities                                           86,079                    58,720

       PARTNERS' EQUITY                                                  155,272                   136,649
                                                                     ------------              ------------

              Total liabilities and partners' equity                 $   241,351               $   195,369
                                                                     ============              ============
